UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2017, ContraFect Corporation (the “Company”) held its Annual Meeting of Stockholders, at which the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “COI”), to increase the number of authorized shares of the common stock of the Company from 100,000,000 to 200,000,000.

The Company’s board of directors (the “Board”) previously approved the amendment to the COI and, on May 2, 2017, the Company filed a Certificate of Amendment to the COI with the Secretary of State of the State of Delaware.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 2, 2017, the Company held its Annual Meeting of Stockholders. A total of 36,239,642 shares of common stock were present in person or represented by proxy at the meeting, representing approximately 87% percent of the Company’s outstanding common stock as of the March 20, 2017 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 28, 2017.

Item 1 — Election of eight directors for a term of office expiring on the date of the annual meeting of stockholders in 2018 and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Steven C Gilman, Ph.D.	22,397,985	1,439,006	12,402,651
Sol Barer, Ph.D.	22,540,579	1,296,412	12,402,651
Isaac Blech	20,222,679	3,614,312	12,402,651
David N. Low, Jr.	22,640,002	1,196,989	12,402,651
Michael J. Otto, Ph.D.	22,640,002	1,196,989	12,402,651
Roger Pomerantz, M.D.	22,640,002	1,196,989	12,402,651
Lisa R. Ricciardi	23,122,204	714,787	12,402,651
Cary W. Sucoff, J.D.	22,576,642	1,260,349	12,402,651

Item 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
36,199,340	37,413	2,889	0

Item 3 — Amendment of the Company’s amended and restated certificate of incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
25,848,418	5,926,039	4,465,185	0

Based on the foregoing votes, the eight director nominees were elected and Items 2 and 3 were approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of ContraFect Corporation, dated August 1, 2014, Certificate of Amendment dated May 9, 2016 and Certificate of Amendment dated May 2, 2017

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: May 3, 2017	By:	/s/ Natalie Bogdanos
Natalie Bogdanos
General Counsel, Corporate Secretary and Member of the Interim Office of the Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of ContraFect Corporation, dated August 1, 2014, Certificate of Amendment dated May 9, 2016 and Certificate of Amendment dated May 2, 2017